(THE NOAH FUND LOGO)

                                 1-800-794-6624
                                 1-800-794-NOAH

                                 ANNUAL REPORT
                                OCTOBER 31, 1996
(THE NOAH FUND LOGO)
THE NOAH FUND

A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.

December 12, 1996

Dear Shareholder:

  Thank you for your confidence in and, therefore, investment in the NOAH FUND. We are proud to announce the results of the first five months of operations.

  The NOAH FUND, since its inception on May 17, 1996, has obtained a 5.9% return from the Fund's commencement of operations through October 31, 1996, compared to the Standard & Poor's 500 which was 6.5% and the NASDAQ Composite Index of minus (1.5%) for the same period.

  The NOAH FUND's sub-advisor, Rittenhouse Financial Services, Inc. generally follows, for its clients, a philosophy of Large Cap Growth with low risk. NOAH FUND is managed with this same philosophy. Rittenhouse has been ranked by PIPER (Pension Investment Performance Evaluation Report) as the NUMBER ONE Large Cap Growth stock investment advisor out of 88 such advisors, when taking risk into consideration for the period of 16.5 years ending with the second quarter of 1995. PIPER is a joint venture formed by Rogers, Casey and Associates, Inc. of Darien Connecticut and Crain Communications, Inc. publisher of Pensions and Investments Magazine to track investment managers. We are fortunate indeed to have Rittenhouse actively involved with the management of the Noah Fund portfolio.

  Past performance is, of course, no guarantee of future results. An investor's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

  Your management company charges a 1% fee and is proud of its commitment to donating 10% of its gross 1% management fee to missions as a charitable contribution. This year World Vision, Inc. and Campus Crusade for Christ International, Inc. were the recipients. As we grow, naturally, we will be able to give more and more away to more and more missions as well as to the needs of the poor. Naturally, this is from the management company and not from the FUND so it has no effect on the monetary value of your investment.

  We are hopeful to be able to serve you and believe our strategy will continue to bring you excellent results with very low risk. We are happy to have you as an investor and hope to retain your confidence by producing excellent results over the long term with a minimum of risk. We want you to know that you can check the NOAH FUND net asset value each evening after 8 P.M. Eastern Time by calling 1-800-794-NOAH.
                                          Very truly yours,

                                          /s/ William L. Van Alen, Jr.

                                          William L. Van Alen, Jr.
                                          President
                                          NOAH FUND

                       THE NOAH FUND:  TOTAL RETURNS VS.
                     THE S&P 500 AND NASDAQ COMPOSITE INDEX

DATE        THE NOAH FUND     S&P 500      NASDAQ COMPOSITE INDEX
5/17/96<F6>       $10,000     $10,000                     $10,000
5/31/96            $9,940     $10,011                     $10,013
6/30/96           $10,240     $10,049                      $9,546
7/31/96            $9,871      $9,605                      $8,707
8/31/96            $9,980      $9,807                      $9,200
9/30/96           $10,370     $10,359                      $9,892
10/31/96          $10,590     $10,645                      $9,851

<F6> Inception date
Past performance is not predictive of future performance.

                                    FOR THE PERIOD ENDED OCTOBER 31, 1996
                                                CUMULATIVE SINCE
                                           COMMENCEMENT OF OPERATIONS
                                    ---------------------------------------
            Noah Fund........................            5.9%
            S&P 500..........................            6.5%
            NASDAQ Composite.................           (1.5%)

  The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on May 17, 1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
  Investments, at value (cost $451,162)                              $466,478
  Deferred organization charges (net of amortization)                  16,166
  Receivable from Manager                                              12,941
  Dividends receivable                                                    564
  Interest receivable                                                     147
  Other assets                                                          8,775
                                                                    ---------
  Total Assets                                                        505,071
                                                                    ---------
LIABILITIES:
  Accrued expenses and other liabilities                               39,192
                                                                    ---------
NET ASSETS                                                           $465,879
                                                                    =========

NET ASSETS CONSIST OF:
  Capital stock                                                      $448,700
  Accumulated undistributed net investment income                       1,712
  Accumulated undistributed net realized gain on investments              151
  Net unrealized appreciation on investments                           15,316
                                                                    ---------
  Total Net Assets                                                   $465,879
                                                                    =========

  Shares outstanding (500,000,000 shares of
    $0.001 par value authorized)                                       44,000
  Net Asset Value, Redemption Price and Offering Price Per Share       $10.59
                                                                    =========
See notes to the financial statements.

STATEMENT OF OPERATIONS
MAY 17, 1996<F1> THROUGH OCTOBER 31, 1996

INVESTMENT INCOME:
  Dividend income (net of foreign withholding taxes of $16)            $1,552
  Interest income                                                         712
                                                                     --------
  Total investment income                                               2,264
                                                                     --------
EXPENSES:
  Management fee                                                          988
  Administration fee                                                   10,417
  Shareholder servicing and accounting costs                           18,569
  Custody fees                                                          1,697
  Federal and state registration                                        7,032
  Professional fees                                                     6,738
  Amortization of deferred organization charges                         1,631
  Reports to shareholders                                                 918
  Distribution expense                                                    247
  Other                                                                 1,104
                                                                     --------
  Total expenses before reimbursement                                  49,341
  Less:  Reimbursement from Manager                                  (47,931)
                                                                     --------
  Net Expenses                                                          1,410
                                                                     --------
NET INVESTMENT INCOME                                                     854
                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        151
  Change in unrealized appreciation on investments                     15,316
                                                                     --------
  Net realized and unrealized gain on investments                      15,467
                                                                     --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $16,321
                                                                     ========
<F1>Commencement of operations.

See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
MAY 17, 1996<F2> THROUGH OCTOBER 31, 1996

OPERATIONS:
  Net investment income                                                  $854
  Net realized gain on investments                                        151
  Change in unrealized appreciation on investments                     15,316
                                                                    ---------
  Net increase in net assets from operations                           16,321
                                                                    ---------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                           449,558
                                                                    ---------
  Net increase in net assets from capital share transactions          449,558
                                                                    ---------
TOTAL INCREASE IN NET ASSETS                                          465,879
                                                                    ---------
NET ASSETS:
  Beginning of period                                                       0
                                                                    ---------
  End of period (including undistributed net
    investment income of $1,712)                                     $465,879
                                                                    =========

<F2>Commencement of operations.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                MAY 17, 1996<F3>
                                                                    THROUGH
                                                                OCTOBER 31, 1996
                                                                ----------------
PER SHARE DATA:
Net asset value, beginning of period                                 $10.00
Income from investment operation:
  Net investment income                                                0.04
  Net realized and unrealized gain on investments                      0.55
                                                                    -------
  Total from investment operations                                     0.59
                                                                    -------
Net asset value, end of period                                       $10.59
                                                                    =======

Total Return <F4>                                                     5.90%

Supplemental data and ratios:
  Net assets, end of period                                        $465,879
  Ratio of expenses to average net assets <F5>                        1.42%
  Ratio of net investment income to average net assets <F5>           0.86%
  Portfolio turnover rate                                            21.61%
  Average commission rate paid                                      $0.2173

<F3>Commencement of operations.
<F4>Not annualized for the period May 17, 1996 through October 31, 1996.
<F5>Annualized for the period May 17, 1996 through October 31, 1996. Without expense waivers of $47,931 for the period May 17, 1996 through October 31, 1996, the ratio of expenses to average net assets would have been 49.81% and the ratio of net investment (loss) to average net assets would have been (47.52)%.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER
OF SHARES                                                        MARKET VALUE
---------                                                        ------------
          MUTUAL FUNDS -- 1.1%
  5,187   Portico Institutional Money Market Fund (Cost $5,187)        $5,187
                                                                     --------

          COMMON STOCKS -- 96.8%
          BANKING -- 6.8%
    150   J.P. Morgan & Company, Inc.                                  12,956
    200   NationsBank Corporation                                      18,850
                                                                     --------
                                                                       31,806
                                                                     --------

          BUSINESS SERVICES -- 7.9%
    500   Automatic Data Processing, Inc.                              20,812
    200   First Data Corporation                                       15,950
                                                                     --------
                                                                       36,762
                                                                     --------

          COSMETICS & SOAP -- 13.0%
    200   Colgate-Palmolive Company                                    18,400
    300   Gillette Company                                             22,425
    200   Procter & Gamble Company                                     19,800
                                                                     --------
                                                                       60,625
                                                                     --------

          DRUGS -- 14.9%
    500   Abbott Laboratories                                          25,312
    200   Merck & Company, Inc.                                        14,825
    200   Pfizer, Inc.                                                 16,550
    200   Schering-Plough                                              12,800
                                                                     --------
                                                                       69,487
                                                                     --------

          ELECTRICAL EQUIPMENT -- 9.6%
    200   AMP, Inc.                                                     6,775
    100   Emerson Electric Company                                      8,900
    300   General Electric Company                                     29,025
                                                                     --------
                                                                       44,700
                                                                     --------

          ELECTRONICS -- 5.8%
    400   Hewlett-Packard Company                                      17,650
    200   Motorola, Inc.                                                9,200
                                                                     --------
                                                                       26,850
                                                                     --------

          ENTERTAINMENT & LEISURE -- 2.9%
    300   McDonald's Corporation                                       13,313
                                                                     --------

          FINANCIAL SERVICES -- 5.0%
    600   Federal National Mortgage Association                        23,475
                                                                     --------

          FOOD, BEVERAGES & TOBACCO -- 9.8%
    300   Coca-Cola Company                                            15,150
    200   CPC International, Inc.                                      15,775
    500   PepsiCo, Inc.                                                14,813
                                                                     --------
                                                                       45,738
                                                                     --------

          INSURANCE -- 7.8%
    200   American International Group, Inc.                           21,725
    100   General Re Corporation                                       14,725
                                                                     --------
                                                                       36,450
                                                                     --------

          OIL-INTERNATIONAL -- 6.1%
    100   Mobil Corporation                                            11,675
    100   Royal Dutch Petroleum Company ADR                            16,537
                                                                     --------
                                                                       28,212
                                                                     --------

          RETAIL -- 2.3%
    200   Home Depot, Inc.                                             10,950
                                                                     --------

          SAVINGS & LOAN -- 2.2%
    100   Federal Home Loan Mortgage Corporation                       10,100
                                                                     --------

          TELECOMMUNICATIONS -- 2.7%
    300   GTE Corporation                                              12,638
                                                                     --------

          Total Common Stocks (Cost $435,790)                         451,106
                                                                     --------
PRINCIPAL
 AMOUNT
--------
          SHORT-TERM INVESTMENTS -- 2.2%
          VARIABLE RATE DEMAND NOTES -- 2.2%

$10,185   Wisconsin Electric Power Co.                                 10,185
                                                                     --------
          Total Short-Term Investments (Cost $10,185)                  10,185
                                                                     --------
          Total Investments -- 100.1% (Cost $451,162)                 466,478
                                                                     --------
          Liabilities, less Other Assets -- (0.1%)                      (599)
                                                                     --------
          TOTAL NET ASSETS -- 100.0%                                 $465,879
                                                                     ========

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of The Noah Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The principle investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth. The Fund became effective with the SEC on May 10, 1996 and commenced operations on May 17, 1996.

  The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

  The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other -- Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
  Transactions in shares of the Fund for the period May 17, 1996 through October 31, 1996 were as follows:

               Shares sold...........................       44,000
               Shares redeemed.......................            0
                                                            ------
               Net increase..........................       44,000
                                                            ======

3. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period May 17, 1996 through October 31, 1996, were $475,023 and $39,383, respectively.

  At October 31, 1996, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

               Appreciation..........................       $25,108
               (Depreciation)........................       (9,792)
                                                            -------
               Net appreciation on investments.......       $15,316
                                                            =======

  At October 31, 1996, the cost of investments for federal income tax purposes was $451,162.

4. AGREEMENTS

  The Fund has entered into a Management Agreement with Polestar Management Company ("Polestar Management"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

  The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.75% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement shall be in effect for a period of one year from the Fund's commencement of operations and may be terminated thereafter under the approval of the Board of Directors.

  Rittenhouse Financial Services, Inc. ("Rittenhouse") has been retained by Polestar Management to serve as the Fund's sub-investment adviser. In recognition of the religious and moral practices of the Fund, Rittenhouse will not charge a sub-investment adviser fee until such time as the net assets of the Fund reach $100 million. Thereafter, an annual fee of 0.25% of the Fund's average daily net assets will be charged by Rittenhouse on assets in excess of $100 million. The Fund will have no responsibility to pay any such fees to Rittenhouse.

  The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents. The Fund incurred $247 pursuant to the Distribution Plan for the year ended October 31, 1996.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5. RELATED PARTY TRANSACTIONS

  Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the period ended October 31, 1996, the Fund incurred $16,377 for such services, of which $13,639 has been deferred as organizational charges.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  The Noah Fund:

We have audited the accompanying statement of assets and liabilities of The Noah Fund (a portfolio of The Noah Investment Group, Inc., a Maryland corporation), including the schedule of investments, as of October 31, 1996, and the related statements of operations and changes in net assets for the period from May 17, 1996 (commencement of operations) through October 31, 1996, and the financial highlights for the period from May 17, 1996 (commencement of operations) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Noah Fund as of October 31, 1996, and the results of its operations and changes in its net assets for the period from May 17, 1996 (commencement of operations) through October 31, 1996 and its financial highlights for the period from May 17, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 15, 1996.

                       Investment and Management Services
                          POLESTAR MANAGEMENT COMPANY
                      RITTENHOUSE FINANCIAL SERVICES, INC.

                                   Custodian
                             FIRSTAR TRUST COMPANY

                         Transfer, Dividend Disbursing
                         And Accounting Services Agent
                             FIRSTAR TRUST COMPANY